FORTRESS LONG/SHORT CREDIT fund

Class I shares: LPLIX

Adviser Class shares: LPLAX

Class C shares: LPLCX

Class R shares: LPLRX

(a series of Northern Lights Fund Trust)

Supplement dated July 10, 2015
Statement of Additional Information dated January 28, 2015

Please be advised that effective immediately Class C shares will no longer be available for purchase. The fourth paragraph under the section titled “The Fund” has been replaced with the following:

The Fund has and may offer four classes of shares:  Class I shares, Adviser Class shares, Class C shares and Class R shares. Class C shares are not available for purchase. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated January 28, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-477-8100.

Please retain this Supplement for future reference.